                                                                    EXHIBIT 13.1

                            SECTION 906 CERTIFICATION

CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

     In connection with the Annual Report on Form 20-F for the fiscal year ended
December 31, 2004 of Lipman Electronic Engineering Ltd. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Isaac Angel, President and
Chief Executive Officer of the Company, certify, that:

     (1) the Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

By:     /s/ Isaac Angel
Name:   Isaac Angel
Title:  President and Chief Executive Officer
Date:   February 23, 2005

A signed original of this written statement required by Section 906 has been provided to Lipman Electronic Engineering Ltd. and will be retained by Lipman
Electronic Engineering Ltd. and furnished to the Securities and Exchange
Commission or its staff upon request.